UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street, Columbus, IN 47201
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC, 621 Washington Street, Columbus, IN 47201
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2024

Date of reporting period:  March 31, 2024

Item 1. Report to Stockholders.

(a)

Kirr, Marbach Partners
Value Fund

Semi-Annual Report

www■kmpartnersfunds■com	March 31, 2024

KIRR, MARBACH PARTNERS

VALUE FUND

“The fault like not with the mob, who demands nonsense,
but with those who do not know how to produce anything else.”
— Miguel de Cervantes, Don Quixote

May 16, 2024

Dear Fellow Shareholders:

U.S. stocks posted exceptionally strong performance in the first calendar quarter of 2024, building on the significant gains from the fourth quarter of 2023 and capping a 12-month period that saw the S&P 500 Index generate a total return of 29.8%. Corporate earnings remain healthy, the economy has apparently dodged a long-feared deep recession (the Conference Board’s Leading Economic Index (LEI), a composite index comprised of 10 economic indicators designed to predict the future health of the economy turned positive in February, ending a streak of 23 straight months of declines dating back to March 2022), employment is solid and the Federal Reserve remains poised to reduce interest rates, albeit the start will likely be later and number of cuts smaller than originally hoped. The S&P 500 Index posted a total return of 10.6% in the first quarter, which Wall Street research firm CFRA said was the 11th best first calendar quarter showing since 1945. Further, the S&P 500 set 22 new all-time highs, the sixth-greatest Q1 count since WWII.

Even better, the market’s advance in the first calendar quarter of 2024 was more broad-based than it was in 2023, when the “Magnificent Seven” stocks accounted for a massively disproportionate share of S&P 500 performance, meaning Value Fund experienced good absolute and relative performance. Further, the gains have come with very low volatility. According to Bespoke Investment Group, the S&P 500 has gone over 100 trading days without a 2% decline, only the eighth time since 1952 the S&P 500 has gone that long or longer without a pullback of that magnitude.

Putting it all together, the stock market over the past several months has been a high-return, low-volatility unicorn. While this type of blissful environment is certainly enjoyable, it will come to an end next week, next month or even later. It would be wise to keep overconfidence and cockiness in check, as “the market” has a way of punishing those who fly too close to the sun. The last time investors savored a similar high-return, low-volatility treat was 2021. Financial markets are impossible to forecast and we’re not predicting ensuing indigestion like 2022, but realize we’re heading into a political storm, our nation’s spending and level of debt remain out of control (and will only get worse in an election year), inflation and interest rates are still too high and geopolitical turmoil abounds around the world.

KIRR, MARBACH PARTNERS

VALUE FUND

Periods ending March 31, 2024(3)
(Total Returns-Dividends Reinvested in Index-Annualized*)

	KM Value Fund(1)	S&P 500 Index(2)
Six-months	25.40%	23.48%
One-year*	28.69%	29.88%
Two-years*	9.89%	9.47%
Three-years*	10.39%	11.49%
Five-years*	10.78%	15.05%
Ten-years*	6.66%	12.96%
Since Inception*
December 31, 1998	7.71%	7.91%

The Fund’s Gross Expense Ratio and Net Expense Ratio were 1.56% and 1.46%, respectively, according to the Prospectus dated January 26, 2024. Contractual fee waivers are in effect until February 28, 2025.

Performance data quoted represents past performance; past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-800-870-8039. The fund imposes a 1.00% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

(1)
The performance data quoted assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2)	The S&P 500 Index is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.
(3)	One-year, Two-years, Three-years, Five-years, Ten-years and Since Inception returns are Average Annualized Returns.

Keep calm and don’t mix politics with your portfolio

Now that a November rematch between President Joe Biden and former President Donald Trump is a fait accompli, it’s time for investors to prepare themselves mentally for the impending political storm. We never make predictions, particularly in writing, but it’s a sure bet the vitriol and partisan political assault we’re all going to be bombarded with over the next seven months will make 2020 seem like a songfest around the campfire.

Both Biden and Trump (and their supporters) predict doom if the other is elected. Information is filtered through the lens of confirmation bias, our tendency to give too much weight to findings that support our existing beliefs. Unfortunately, it’s increasingly rare for folks (including us) to listen openly to opposing views, let alone seek out alternate perspectives and attempt to understand.

Unfortunately, as our country has become even more politically polarized, people tend to seek comfort in print, TV and social media “echo chambers.” As Simon & Garfunkel sang in The Boxer, “a man hears what he wants to hear and disregards the rest.”

As the partisan storm increases in intensity over the coming months, you may be tempted to make changes to your portfolio because of how you believe a short-term event like an election will impact the financial markets. Don’t. Making an anxiety-based change because of your political beliefs will be harmful to the long-term health of your portfolio.

KIRR, MARBACH PARTNERS

VALUE FUND

The president is only one of many factors that influence the market. Others, including corporate profitability, interest rates and inflation may have more impact than who resides in the White House.

Sam Stovall, Chief Investment Strategist for CFRA, dissected price changes for the S&P 500 going back to 1945 based on election results.

Republican administrations are generally viewed as “pro-business” and conventional wisdom is stocks do better with a Republican in the White House. There has, indeed, been a huge difference in returns during Democratic vs. Republican administrations. However, as is often the case, conventional wisdom is wrong. Past performance is no guarantee of future results, but Stovall calculated from Harry Truman’s inauguration on April 12, 1945 through March 15, 2024, the average annual return for the S&P 500 was 44% higher with Democrats in the White House (9.5% vs. 6.6% during Republican administrations).

Source: CFRA, S&P Global. Past performance is no guarantee of future results. Data as of 3/15/24.

Further, according to Invesco and Haver Analytics, hypothetically speaking, the best-performing portfolio from 1900 to 2023 was the “bi-partisan” one that stayed fully-invested in the Dow Jones Industrial Average (a price-weighted index (cannot be invested in directly) of the 30 largest, most widely held stocks traded on the New York Stock Exchange) during both Democratic and Republican administrations. Again, past performance is no guarantee of future results, but starting with an initial $10,000 investment, this portfolio grew to almost $9.9 million.

KIRR, MARBACH PARTNERS

VALUE FUND

Conversely, a “partisan” portfolio, invested only during Democratic or Republican administrations underperformed by millions of dollars. The same initial $10,000 invested only during Democratic administrations grew to about $528,000. Invested only during Republican administrations, the initial $10,000 investment grew to a bit less than $181,000.

Sources: Haver, Invesco, 12/31/23. The Dow Jones Industrial Average is a price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. An investment cannot be made in an index. Past performance does not guarantee future results.

As you can see, there can be a huge cost to letting a partisan political storm crash your portfolio. Develop an investment plan based on your long-term goals and stick to it. Your financial future will depend far more on how much you save and invest, not who wins the election.

Do you remember how you felt on March 9, 2009?

The 15th Anniversary of the Global Financial Crisis (GFC) bear market low came and went with little fanfare or even notice. The S&P 500 went from 1565.25 on October 9, 2007 to 676.53 on March 9, 2009, a brutal 17-month decline of almost 57%. The GFC was the greatest economic crisis since the Great Depression. Economic activity was crushed, millions of jobs were lost and retirement savings decimated. Fear and despair ruled the day, as you can see in the online post from The Wall Street Journal after the market close on March 9, 2009.

KIRR, MARBACH PARTNERS

VALUE FUND

Tech Drop Takes Down Stocks
By
Peter A. McKay and Rob Curran

March 9, 2009 5:13 pm ET

A decline in technology stocks pulled the broader market downward Monday, dragging major market benchmarks to new bear-market lows.

The Dow Jones Industrial Average declined 79.89 points, or 1.2%, to 6547.05, its lowest close since April 14, 1997.

The Dow has not seen two consecutive positive sessions since Feb. 5 and Feb. 6.

Markets seem unable to shake the perception that the global economy is rapidly deteriorating. Billionaire investor Warren Buffet said in an interview on CNBC television that the economy has “fallen off a cliff.” The World Bank forecast that the global economy is likely to shrink for the first time since World War II.

“I don’t know if I’ve ever heard as many people being negative on the market as what’s happening right now,” said William Lefkowitz, chief derivatives strategist at vFinance Investments.

The S&P 500-stock dropped 6.85 points, or 1%, to 676.53, its lowest close since September 12, 1996, as its tech sector sank 3.2%. The S&P 500 has not seen two consecutive days of gains since the two days ended February 12. The Nasdaq Composite Index fell 25.21 points, or 2%, to 1268.64, its lowest close since October 16, 2002. Google sank 5.7% to $290.89.

The GFC was the most severe test of investor fortitude since the Great Depression. In times of extreme stress our basic survival instinct kicks in, so it’s not surprising many well-intentioned investors sold on the way down. As you can tell from the article, there was absolutely nothing to suggest the stock market had reached a bottom on March 9, 2009. That’s how it always is. The Dow Jones Industrial Average reached 39,807.37 at the end of the first quarter of 2024 (up 508% since March 9, 2009), the S&P 500 5254.35 (up 677%) and Nasdaq Composite 16,379.46 (up 1191%).

The rub is only those with the fortitude to hold reaped the rewards. As our friend Jay Mooreland, CFP of the Behavioral Finance Network says, “selling during scary and uncertain times usually is referred to as ‘getting to safety.’ While getting to safety provides an immediate psychological benefit, it often results in a very real financial cost. Next time you feel the need to ‘get to safety’ perhaps it can be re-framed as ‘reducing my future return.’ Because no one sells and gets back in at the bottom. The only way to participate in all the gains of the market is to ride out all the temporary losses that come along the way.”

“When markets are scary, uncertain and the outlook is dire, the natural reaction is to sell,” Moreland continued. Our fortitude has been tested many times since March 9, 2009. We can assure you it will be tested many more times in the months and years ahead. Realize as investors this volatility is a normal part of our journey and what we’ve all signed-up for. Holding through the inevitable and occasional difficult periods so we can let the “Miracle of Compound Interest” work its magic is hard, but that’s why you have us in your corner!

KIRR, MARBACH PARTNERS

VALUE FUND

Percent Change in Top Ten Holdings from Book Cost (as of 3/31/2024)

1.	EMCOR Group, Inc.	+8551.0%	6.	Colliers International Group, Inc.	+221.4%
2.	Broadcom, Inc.	+458.7%	7.	Republic Services, Inc.	+134.1%
3.	AutoZone, Inc.	+2832.0%	8.	Marathon Petroleum Corp.	+233.8%
4.	Vistra Corp.	+367.5%	9.	MasTec, Inc.	+437.8%
5.	Constellation Software Inc.	+183.3%	10.	Canadian Pacific Railway Ltd.	+2863.7%

Performance quoted represents past performance and is no guarantee of future results.

Fund holdings and sector allocations are subject to change and are not recommendations to buy or sell any security.

Regards,

Mark D. Foster, CFA	Mickey Kim, CFA
President	Vice-President, Treasurer and Secretary

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

Value Fund invests in foreign securities, which involves greater volatility and political, economic and currency risks and differences in accounting methods. Value Fund may also invest in small- and medium-capitalization companies, which tend to have more limited liquidity and greater price volatility than large-capitalization companies.

The Dow Jones Industrial Average is an unmanaged, price-weighted index of the 30 largest, most widely held stocks traded on the New York Stock Exchange. This index cannot be invested in directly.

The Nasdaq Composite Index is an unmanaged, capitalization-weighted index that measures the performance of more than 3,000 securities that are all listed on the Nasdaq stock market. This index cannot be invested in directly.

The Conference Board Leading Economic Index® (LEI) for the U.S. is one of the key elements in an analytic system designed to signal peaks and troughs in the business cycle. The leading, coincident, and lagging economic indexes are essentially composite averages of several individual leading, coincident, or lagging indicators. They are constructed to summarize and reveal common turning point patterns in economic data in a clearer and more convincing manner than any individual component – primarily because they smooth out some of the volatility of individual components. The ten components of Leading Economic Index for the U.S. include:

Average weekly hours, manufacturing
Average weekly initial claims for unemployment insurance
Manufacturers’ new orders, consumer goods and materials
ISM Index of New Orders
Manufacturers’ new orders, nondefense capital goods excluding aircraft orders
Building permits, new private housing units
Stock prices, 500 common stocks
Leading Credit Index™
Interest rate spread, 10-year Treasury bonds less federal funds
Average consumer expectations for business conditions

Please refer to the Schedule of Investments for complete fund holdings information.

The information provided herein represents the opinion of Value Fund’s investment adviser and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

This material must be preceded or accompanied by a current Prospectus.

Quasar Distributors, LLC is the Distributor for Value Fund.

KIRR, MARBACH PARTNERS

VALUE FUND

Value of $10,000 Investment (Unaudited)

This chart assumes an initial investment of $10,000. Performance reflects fee waivers in effect. In the absence of fee waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed maybe worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

	Average Annual Rate of Return (%)

	One Year Ended	Five Years Ended	Ten Years Ended	Since Inception* to
	March 31, 2024	March 31, 2024	March 31, 2024	March 31, 2024
Kirr Marbach Partners Value Fund	28.69%	10.78%	6.66%	7.71%
S&P 500 Index**	29.88%	15.05%	12.96%	7.91%

*	December 31, 1998.
**
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged, capitalization-weighted index generally representative of the U.S. market for large capitalization stocks. This Index cannot be invested in directly.

KIRR, MARBACH PARTNERS

VALUE FUND

Expense Example
March 31, 2024 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2023 – March 31, 2024).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a transaction fee equal to 1.00% of the net amount of the redemption if you redeem your shares within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below. The example below includes, but is not limited to, management fees, shareholder servicing fees, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expense Paid
	Account Value	Account Value	During Period
	10/1/23	3/31/24	10/1/23 – 3/31/24(1)
Actual	$1,000.00	$1,254.00	$8.17
Hypothetical (5% return before expenses)	1,000.00	1,017.75	7.31

(1)
Expenses are equal to the Fund’s annualized expense ratio after reimbursement of 1.45% multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.  The annualized expense ratio prior to reimbursement was 1.49%.

KIRR, MARBACH PARTNERS

VALUE FUND

Allocation of Portfolio Net Assets (Unaudited)
March 31, 2024

Top Ten Equity Holdings (Unaudited)
as of March 31, 2024
(% of net assets)

EMCOR Group, Inc.	8.3%
Broadcom, Inc.	6.6%
AutoZone, Inc.	6.5%
Vistra Corp.	5.2%
Constellation Software, Inc.	4.7%
Colliers International Group, Inc	4.4%
Republic Services, Inc.	4.4%
Marathon Petroleum Corp.	4.2%
MasTec, Inc.	3.9%
Canadian Pacific Railway Ltd.	3.8%

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments
March 31, 2024 (Unaudited)

	Shares	Value
COMMON STOCKS – 96.2%

Basic Materials – 2.5%
Innospec, Inc.	16,507	$2,128,413

Communications – 6.7%
Alphabet, Inc. – Class A(a)	19,570	2,953,700
Anterix, Inc.(a)	21,630	726,984
Liberty Media Corp.-Liberty
SiriusXM(a)	30,880	917,445
Liberty Media Corp.-Liberty
SiriusXM – Class A(a)	5,350	158,895
Walt Disney Co.	7,170	877,321
		5,634,345
Consumer Cyclical – 13.4%
AutoZone, Inc.(a)	1,733	5,461,809
Dollar Tree, Inc.(a)	23,019	3,064,980
Liberty Media Corp.-Liberty
Live – Class A(a)	1,337	56,622
Liberty Media Corp.-Liberty
Live – Class C(a)	7,720	338,290
The Shyft Group, Inc.	50,380	625,720
Visteon Corp.(a)	15,043	1,769,207
		11,316,628
Consumer Non Cyclical – 15.7%
Alight, Inc. – Class A(a)	159,370	1,569,795
API Group Corp.(a)	36,980	1,452,205
Biogen, Inc.(a)	5,945	1,281,920
Colliers International Group, Inc.	30,611	3,741,583
GXO Logistics, Inc.(a)	20,654	1,110,359
ICU Medical, Inc.(a)	4,675	501,721
Inmode Ltd.(a)	18,410	397,840
Stride, Inc.(a)	20,590	1,298,200
The Brink’s Co.	21,471	1,983,491
		13,337,114
Energy – 6.3%
Marathon Petroleum Corp.	17,723	3,571,184
Pioneer Natural Resources Co.	6,640	1,743,000
		5,314,184
Financial – 8.2%
Aon PLC – Class A	6,585	$2,197,546
Brookfield Asset
Management Ltd. – Class A	6,821	286,618
Brookfield Corp.	41,120	1,721,694
Markel Group, Inc.(a)	1,816	2,763,008
		6,968,866
Industrial – 23.3%
Canadian Pacific Kansas City Ltd.	36,270	3,197,926
EMCOR Group, Inc.	20,028	7,013,806
MasTec, Inc.(a)	35,164	3,279,043
Republic Services, Inc.	19,485	3,730,208
RXO, Inc.(a)	39,844	871,388
Veralto Corp.	17,840	1,581,694
		19,674,065
Technology – 14.9%
Broadcom, Inc.	4,208	5,577,325
Constellation Software, Inc.	1,465	4,001,698
Lumine Group, Inc.(a)	4,395	116,190
SS&C Technologies Holdings, Inc.	41,642	2,680,496
Topicus.com, Inc.	2,725	244,104
		12,619,813
Utilities – 5.2%
Vistra Energy Corp.	62,769	4,371,861
TOTAL COMMON STOCKS
(Cost $30,959,107)		81,365,289

	Contracts
WARRANTS – 0.0%(b)
Technology – 0.0%(b)
Constellation Software, Inc.,
Expires 03/31/2040,
Exercise Price $40.00(a)(c)	1,465	—
TOTAL WARRANTS
(Cost $0)		—

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Schedule of Investments (Continued)
March 31, 2024 (Unaudited)

	Shares	Value
MONEY MARKET FUNDS – 3.9%
First American Government
Obligations Fund – Class X,
5.23%(d)	3,336,874	3,336,874
TOTAL MONEY
MARKET FUNDS
(Cost $3,336,874)		3,336,874
TOTAL INVESTMENTS – 100.1%
(Cost $34,295,981)		84,702,163
Liabilities in Excess
of Other Assets – (0.1)%		(98,345)
TOTAL NET ASSETS – 100.0%		$84,603,818

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of March 31, 2024.

(d)	The rate shown represents the 7-day effective yield as of March 31, 2024.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statement of Assets and Liabilities
March 31, 2024
(Unaudited)

ASSETS:
Investments, at current value
(cost $34,295,981)	$84,702,163
Cash	40,555
Prepaid expenses	16,924
Interest receivable	13,964
Receivable for Fund shares sold	12,026
Dividends receivable	7,981
Total Assets	84,793,613

LIABILITIES:
Payable to Adviser	78,913
Payable for legal fees	69,677
Payable for audit fees	11,110
Accrued expenses	26,167
Accrued distribution fees	3,928
Total liabilities	189,795

NET ASSETS	$84,603,818

NET ASSETS CONSIST OF:
Capital Stock	31,720,444
Total Distributable Earnings	52,883,374
Total Net Assets	$84,603,818

Shares outstanding (500,000,000 shares
of $0.01 par value authorized)	2,735,915
Net asset value and offering price per share(1)	$30.92

(1)	A redemption fee is assessed against shares redeemed within 30 days of purchase.

Statement of Operations
Six Months Ended March 31, 2024
(Unaudited)

INVESTMENT INCOME:
Dividend income
(net of withholding of $4,877)	$274,745
Interest income	70,234
Total Investment Income	344,979

EXPENSES:
Investment Adviser fees	368,869
Legal fees	35,652
Distribution fees	29,510
Administration fees	28,706
Transfer agent fees	17,318
Federal & state registration fees	17,243
Fund accounting fees	13,519
Audit fees	11,110
Postage & printing fees	9,326
Custody fees	7,073
Directors fees	6,006
Other	3,845
Total expenses before reimbursement	548,177
Less: Reimbursement from Investment Adviser	(13,317)
Net Expenses	534,860

NET INVESTMENT LOSS	(189,881)

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS:
Net realized gain on investments	2,148,773
Net change in unrealized
appreciation on investments	15,301,490

Net realized and unrealized gain on investments	17,450,263

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$17,260,382

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Statements of Changes in Net Assets

	Six Months Ended
	March 31, 2024	Year ended
	(Unaudited)	September 30, 2023
OPERATIONS:
Net investment loss	$(189,881)	$(178,651)
Net realized gain on investments	2,148,773	2,764,809
Net change in unrealized appreciation (depreciation) on investments	15,301,490	10,036,119
Net increase in net assets resulting from operations	17,260,382	12,622,277

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,805,529	1,000,707
Proceeds from reinvestment of distributions	2,310,373	2,174,488
Payments for shares redeemed	(3,789,329)	(4,386,026)
Redemption fees	—	—
Net increase (decrease) in net assets resulting from capital share transactions	1,326,573	(1,210,831)

DISTRIBUTIONS TO SHAREHOLDERS:	(2,407,039)	(2,259,496)

TOTAL INCREASE IN NET ASSETS	16,179,916	9,151,950

NET ASSETS:
Beginning of period	68,423,902	59,271,952
End of period	$84,603,818	$68,423,902

CHANGES IN SHARES OUTSTANDING:
Shares sold	103,891	40,093
Shares issued to holders in reinvestment of dividends	85,824	93,890
Shares redeemed	(138,770)	(174,681)
Net increase (decrease) in shares outstanding	50,945	(40,698)

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	March 31, 2024(1)	Year Ended September 30,
	(Unaudited)	2023	2022	2021	2020	2019
PER SHARE DATA:

Net asset value, beginning of period	$25.48	$21.75	$26.83	$19.27	$22.01	$25.49

Investment operations:
Net investment loss	(0.07)	(0.07)	(0.22)	(0.14)	(0.08)	(0.05)
Net realized and unrealized
gain (loss) on investments	6.42	4.63	(3.79)	8.01	(2.18)	(1.71)
Total from investment operations	6.35	4.56	(4.01)	7.87	(2.26)	(1.76)

Less distributions:
Dividends from net investment income	—	—	—	—	—	—
Dividends from net capital gains	(0.91)	(0.83)	(1.07)	(0.31)	(0.48)	(1.72)
Total distributions	(0.91)	(0.83)	(1.07)	(0.31)	(0.48)	(1.72)

Paid in capital from redemption fees	—	—	— (2)	— (2)	—	— (2)

Net asset value, end of period	$30.92	$25.48	$21.75	$26.83	$19.27	$22.01

TOTAL RETURN	25.40%	21.36%	-15.80%	41.12%	-10.59%	-5.53%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$84.6	$68.4	$59.3	$71.9	$54.1	$68.2
Ratio of expenses to average net assets:
Before expense reimbursement/recoupment	1.49%	1.55%	1.66%	1.60%	1.64%	1.54%
After expense reimbursement/recoupment	1.45%	1.45%	1.45%	1.45%	1.45%	1.45%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursement/recoupment	(0.55)%	(0.36)%	(1.06)%	(0.73)%	(0.65)%	(0.34)%
After expense reimbursement/recoupment	(0.51)%	(0.26)%	(0.84)%	(0.58)%	(0.46)%	(0.25)%

Portfolio turnover rate	5%	10%	14%	9%	23%	22%

(1)	All ratios for the six month period ended March 31, 2024 have been annualized, except total return and portfolio turnover.
(2)	Less than $0.01 per share.

See Notes to the Financial Statements

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements
March 31, 2024 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Kirr, Marbach Partners Funds, Inc. (the “Corporation”) was organized as a Maryland corporation on September 23, 1998 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end diversified management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 “Financial Services-Investment Companies.” The one series presently authorized is Kirr, Marbach Partners Value Fund (the “Fund”). The investment objective of the Fund is to seek long-term capital growth. The Fund commenced operations on December 31, 1998.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

a)
Investment Valuation – Securities listed on the Nasdaq National Market are valued at the Nasdaq Official Closing Price (“NOCP”). Other securities traded on a national securities exchange (including options on indices so traded) are valued at the last sales price on the exchange where the security is primarily traded. Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the mean of the bid and asked prices. If market quotations are not readily available or if a significant event has occurred that indicates the closing price of a security no longer represents the true value of that security, any security or other asset will be valued at its fair value in accordance with rule 2a-5 under the 1940 Act. The Board of Directors has designated the Adviser as the Fund’s valuation designee (the “Valuation Designee”) to make all fair value determinations with respect to the Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has adopted and implemented policies and procedures to be followed when the Fund must utilize fair value. Foreign securities have been issued by foreign private issuers registered on United States exchanges in accordance with Section 12 of the Securities Exchange Act of 1934. Debt securities, including short-term debt instruments having maturities less than 60 days, are valued at the mean between the bid and asked prices as reported by an approved pricing service.

The Fund has performed an analysis of all existing investments to determine the significance and character of all inputs to their fair value determination. Various inputs are used in determining the value of each of the Fund’s investments. These inputs are summarized in the following three broad categories:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instruments on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2024 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2024:

	Level 1	Level 2	Level 3	Total
Common Stocks	$81,365,289	$—	$—	$81,365,289
Money Market Funds	3,336,874	—	—	3,336,874
Warrants	—	—	—	—
Total Investments	$84,702,163	$—	$—	$84,702,163

Refer to the Schedule of Investments for industry classifications.

b)
Federal Income Taxes – A provision, for federal income taxes or excise taxes, has not been made since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended September 30, 2023, or for any other tax years which are open for exam. As of September 30, 2023, open tax years include the tax years ended September 30, 2020 through 2023. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended March 31, 2024, the Fund did not incur any interest or penalties.

c)	Income and Expenses – The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, administration and certain shareholder service fees.

d)
Distributions to Shareholders – Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain items for financial statement and tax purposes. All short term capital gains are included in ordinary income for tax purposes.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2024 (Unaudited)

e)
Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

f)
Repurchase Agreements – The Fund may enter into repurchase agreements with certain banks or non- bank dealers. The Adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest.

g)
Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

h)
Market Events Risk – Certain local, regional or global events such as war, acts of terrorism, the spread of infectious illnesses and/or other public health issues, or other events may have a significant impact on a security or instrument. These types of events and other like them are collectively referred to as “Market Disruptions and Geopolitical Risks” and they may have adverse impacts on the worldwide economy, as well as the economies of individual countries, the financial health of individual companies and the market in general in significant and unforeseen ways. Some of the impacts noted in recent times include but are not limited to embargos, political actions, supply chain disruptions, restrictions to investment and/or monetary movement including the forced selling of securities or the inability to participate impacted markets. The duration of these events could adversely affect the Fund’s performance, the performance of the securities in which the Fund invests and may lead to losses on your investment. The ultimate impact of “Market Disruptions and Geopolitical Risks” on the financial performance of the Fund’s investments is not reasonably estimable at this time. Management is actively monitoring these events.

i)	Subsequent Events – Management has evaluated Fund related events and transactions that occurred subsequent to March 31, 2024 through the date of issuance of the Fund’s financial statements.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2024 (Unaudited)

2. INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments, by the Fund for the period ended March 31, 2024, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other		3,577,064
	5,015,195

At September 30, 2023, the Fund’s most recently completed fiscal year end, the components of distributable earnings on a tax basis were as follows:

Cost of Investments	$32,760,609
Gross unrealized appreciation	$36,671,497
Net unrealized depreciation	$(913,968)
Gross unrealized appreciation	$35,757,529
Undistributed ordinary income	$—
Undistributed long-term capital gain	$2,407,020
Total distributable earnings	$2,407,020
Other accumulated losses	$(134,518)
Total accumulated earnings	$38,030,031

As of September 30, 2023, the Fund’s most recently completed fiscal year end, the Fund did not have any capital loss carryovers. A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital, and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31. For the taxable year ended September 30, 2023, the Fund deferred $134,518 in qualified late year losses.

The tax character of distributions paid during the period ended March 31, 2024, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$—	$2,407,039	$2,407,039

The tax character of distributions paid during the year ended September 30, 2023, were as follows:

Ordinary Income*	Long Term Capital Gains**	Total
$—	$2,259,496	$2,259,496

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.
**
The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

3. AGREEMENTS

The Fund has entered into an Investment Advisory Agreement with Kirr, Marbach & Company, LLC (the “Investment Adviser”). Pursuant to its advisory agreement with the Fund, the Investment Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.00% as applied to the Fund’s daily net assets.

KIRR, MARBACH PARTNERS

VALUE FUND

Notes to the Financial Statements (Continued)
March 31, 2024 (Unaudited)

The Investment Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses to the extent necessary to ensure that the Fund’s total annual operating expenses (excluding acquired fund fees and expenses, interest, taxes, brokerage commissions and extraordinary expenses) do not exceed 1.45% of its average daily net assets until February 28, 2025. The Investment Adviser may decide to continue the agreement, or revise the total annual operating expense limitations after February 28, 2025. Any waiver or reimbursement is subject to later adjustment to allow the Investment Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a period are less than the expense limitation cap of 1.45%, provided, however, that the Investment Adviser shall only be entitled to recoup such amounts for a period of thirty-six months following the date on which such fee waiver or expense reimbursement was made. Waived/reimbursed fees and expenses subject to potential recovery by month of expiration are as follows:

Year of expiration	Amount
April 2024 – September 2024	$50,233
October 2024 – September 2025	152,632
October 2025 – September 2026	70,026
October 2026 – September 2027	13,317
$286,208

As of March 31, 2024, it was possible, but not probable, those amounts would be recovered by the Investment Adviser. At the end of each fiscal year in the future, the Fund will continue to assess the potential recovery of waived/reimbursed fees and expenses for financial reporting purposes.

Quasar Distributors, LLC, (the “Distributor”), a wholly-owned broker-dealer subsidiary of Foreside serves as principal underwriter of the shares of the Fund and is not affiliated with U.S. Bancorp. The Fund’s shares are sold on a no-load basis and, therefore, the Distributor receives no sales commission or sales load for providing services to the Fund. The Corporation has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorizes the Corporation to pay the Distributor and certain financial intermediaries who assist in distributing the Fund shares or who provided shareholder services to Fund shareholders a distribution and shareholder servicing fee of up to 0.25% of the Fund’s average daily net assets (computed on an annual basis). All or a portion of the fee may be used by the Fund or the Distributor to pay its distribution fee and costs of printing reports and prospectuses for potential investors and the costs of other distribution and shareholder servicing expenses. During the period ended March 31, 2024, the Fund incurred expenses of $29,510 pursuant to the 12b-1 Plan.

U.S Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (the “Administrator”), serves as transfer agent, administrator and accounting services agent for the Fund. U.S. Bank, N.A. serves as custodian for the Fund.

The Fund imposes a 1.00% redemption fee on shares held 30 days or less. For the period ended March 31, 2024 and the year ended September 30, 2023, the Fund did not collect any redemption fees.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information
March 31, 2024 (Unaudited)

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

On November 21, 2023, at an in-person meeting of the Board of Directors of the Kirr, Marbach Partners Fund, Inc. (the “Corporation”), the directors, including a majority of the disinterested directors, approved the continuation of the investment advisory agreement dated June 10, 2005 (the “Advisory Agreement”) between the Corporation and Kirr, Marbach & Company, LLC (the “Adviser”). It was noted that, as described in the Adviser’s memorandum, the Adviser has significant experience providing investment advice and is qualified to provide investment advisory services to the Fund. In addition, it was noted that the Adviser promoted a culture of compliance. The directors noted the Fund had improving returns versus its benchmark especially for the one-year and three-year periods ending September 30, 2023. The directors considered the Adviser’s explanation for the Fund’s overall performance, as well as the Adviser’s value-based philosophy and long-term history of rebounding from periods of underperformance. The directors also noted that a significant percentage of the Fund is owned by Adviser insiders and therefore the directors feel that the Adviser’s interests are aligned with other Fund shareholders. The directors considered information relating to the Fund’s fees, costs and expense ratios and compared such fees, costs and expense ratios to competitive industry fee structures and expense ratios. Specifically, the directors reviewed charts prepared by the administrator based on data compiled by a nationally recognized third-party comparative data provider. In connection with this, the directors also considered the control of the Fund’s operating expenses through the expense cap agreement and noted that the current expense cap agreement maintains an overall reasonable total expense level as evidenced by the comparative data presented at the meeting. In addition, the Board noted that the Adviser is providing substantially similar investment advisory services to the Fund and its other separate account clients and, with the current expense cap arrangement in place, is providing such services to the Fund at substantially similar rates to those charged to the Adviser’s other clients. The directors considered whether the Adviser would receive any fall-out benefits through its relationship with the Fund, and it was noted that because none of the other service providers to the Fund are affiliated with the Adviser, there are no identifiable material fall-out benefits accruing to the Adviser. The directors considered the Adviser’s cost of providing services to the Fund and the profitability of its relationship to the Fund. It was noted that the Adviser’s profitability was in line with its profitability for providing investment advice to its separate account clients given the current expense cap agreement, and the directors noted that the Adviser’s profit in connection with its services to the Fund appeared reasonable. The directors considered whether economies of scale were being realized that could justify reduced expenses for the Fund. It was noted that current asset levels decreased from the prior year. During the deliberations, the disinterested directors did not identify any single consideration or particular piece of information that was all important or controlling in determining whether to approve the Advisory Agreement. The disinterested directors evaluated all information presented to them and determined that the compensation paid to the Adviser under the Advisory Agreement was fair and reasonable in light of the services to be performed.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
March 31, 2024 (Unaudited)

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

Kirr Marbach & Company, LLC, as liquidity risk management program administrator and Adviser to the Fund provided an annual report to the Board on the adequacy of the Adviser’s Liquidity Risk Management Program (LRMP) and the effectiveness of its implementation at the Board’s Quarterly meeting on November 21, 2023. At that Meeting, the Adviser discussed with the Board its annual review and assessment of the Fund’s liquidity risk in accordance with, and taking into account the factors identified in the LRMP, and confirmed to the Board the following information related to the LRMP.

•	There were no material changes to the Adviser LRMP Program.

•	There was no change in status of the Fund as a PHLF.

•	The Fund’s investment strategy is appropriate during both normal and reasonably foreseeable stressed conditions.

•	The Adviser reviewed the classifications of the Fund’s portfolio investments monthly.

o	The Adviser uses the ICE Data Services Liquidity Solution offered through USBFS to do the liquidity classifications for the Fund’s holdings.

o	The Adviser believes the classifications were appropriate throughout the year.

•	The Fund did not acquire any Illiquid Investment if, immediately after the Acquisition, the Fund would have invested more than 15% of its net assets in Illiquid Investments.

•	There were no filings of Form N-LIQUID required by the Fund.

•	The Fund was generally able to fund redemptions through cash on hand.

o	Given the Fund’s portfolio is always generally fully invested, when a relatively large redemption is submitted, the Fund has been required to sell securities to raise cash.

•	In the interim, USBank Custody covers overdrafts and charges the Fund at a rate of Prime Interest plus 2%.

o	The Fund had no redemptions-in-kind for the year ended September 30, 2023.

KIRR, MARBACH PARTNERS

VALUE FUND

Additional Information (Continued)
March 31, 2024 (Unaudited)

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Part F of Form N-PORT, which is available on the SEC’s website at www.sec.gov. The Fund’s Part F of Form N-PORT may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. For information on the Public Reference Room call 1-800-SEC-0330.

AVAILABILITY OF PROXY VOTING INFORMATION

Both a description of the Fund’s Proxy Voting Policies and Procedures and information about the Fund’s proxy voting record will be available (1) without charge, upon request, by calling 1-800-870-8039, and (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Directors
Mark Foster, CFA
Mickey Kim, CFA
Jeffrey N. Brown
John Elwood
Thomas J. Thornburg

Principal Officers
Mark D. Foster, CFA, President
Mickey Kim, CFA, Vice President, Treasurer and Secretary

Investment Adviser
Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47201

Distributor
Quasar Distributors, LLC
3 Canal Plaza, Suite 100
Portland, ME 04101

Custodian
U.S. Bank, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI 53212

Administrator, Transfer Agent And
Dividend – Disbursing Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Legal Counsel
Kirkland & Ellis LLP
300 North LaSalle
Chicago, IL 60654

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s directors and is available without charge upon request by calling 1-800-808-9444.

The Fund’s Proxy Voting Policies and Procedures are available without charge upon request by calling 1-800-808-9444. A description of the Fund’s proxy voting policies and procedures is available on the Fund’s website, www.kmpartnersfunds.com, or on the SEC’s website, at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the twelve months ended June 30, is available without charge upon request by calling 1-800-808-9444 or on the SEC’s website, at www.sec.gov.

Semi-Annual Report

March 31, 2024

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
(b)	Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in RuSOle 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)*                    /s/Mark Foster
Mr. Mark Foster, President

Date    June 6, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*                    /s/Mark Foster

Mr. Mark Foster, President

Date    June 6, 2024

By (Signature and Title)*                    /s/ Mickey Kim
Mr. Mickey Kim, Treasurer

Date    June 6, 2024

* Print the name and title of each signing officer under his or her signature.